UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 17, 2003

DYNACQ HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

000-20554	76-0375477
(Commission File Number)	(I.R.S. Employer Identification No.)

10304 Interstate 10 East, Suite 369, Houston, Texas 77029

(Address of principal executive offices, including zip code)

(713) 673-6432

(Registrant’s telephone number, including area code)

Item 4. Changes in Registrant’s Certifying Accountant

On December 17, 2003, Ernst & Young LLP (“E&Y”) notified Dynacq Healthcare, Inc. (the “Company”) that it resigned as the Company’s independent auditor effective immediately.

E&Y was engaged as the Company’s independent auditor on May 31, 2002. E&Y’s report on the financial statements for the fiscal year ended August 31, 2002 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. The Company plans to file the Form 10-K for the fiscal year ended August 31, 2003 as soon as practicable after the successor auditor completes the audit of the Company’s financial statements for the year ended August 31, 2003 and the SEC completes its review of the Company’s periodic reports.

The Audit Committee of the Company’s Board of Directors was informed of, but did not recommend or approve, E&Y’s resignation.

During the Company’s fiscal year ended August 31, 2002 and the subsequent interim periods preceding E&Y’s resignation, there were no disagreements between the Company and E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to E&Y’s satisfaction, would have caused E&Y to make reference to the subject matter of the disagreement in connection with their report.

On December 15, 2003, E&Y orally communicated to certain officers of the Company E&Y’s concerns relating to the Company’s disclosure controls, accounting controls and controls over the safeguarding of assets regarding a significant transaction related to the sale of certain receivables. On December 17, 2003, E&Y informed the Company it lacked the internal controls necessary to develop reliable financial statements. Neither the Company’s Board of Directors nor the Audit Committee of the Company’s Board of Directors has discussed the lack of internal controls with E&Y. The Company plans to authorize E&Y to respond fully to the inquiries of the successor accountant regarding E&Y’s statement that the Company lacks the internal controls necessary to develop reliable financial statements.

The Company provided E&Y with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of E&Y’s letter regarding the change in certifying accountant.

Item 5. Other Events

The Company issued a press release announcing the resignation of E&Y on December 18, 2003; a copy of that press release is filed as Exhibit 99.1 to this Current Report on Form 8-K. In addition, on December 18, 2003, the Company announced that it had received a notice of pending NASDAQ delisting and an informal SEC investigation. A copy of that press release is filed as Exhibit 99.2 to this Current Report on Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits. The following are filed as Exhibits to this report:

Exhibit No.	Description

16.1	Letter of Ernst & Young LLP regarding change in certifying accountant.

99.1	Press Release, issued by Dynacq Healthcare, Inc. on December 18, 2003.

99.2	Press Release, issued by Dynacq Healthcare, Inc. on December 18, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 24, 2003	By: DYNACQ HEALTHCARE, INC.

/s/ Philip S. Chan

Philip S. Chan, Chief Financial Officer

Index of Exhibits

Exhibit No.	Exhibit Description

16.1	Letter of Ernst & Young LLP regarding change in certifying accountant.

99.1	Press Release, issued by Dynacq Healthcare, Inc. on December 18, 2003.

99.2	Press Release, issued by Dynacq Healthcare, Inc. on December 18, 2003.